UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06570

Name of Fund: MuniYield New Jersey Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniYield New Jersey Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/05

Date of reporting period: 12/01/04 - 05/31/05

Item 1 - Report to Stockholders

                                MuniYield New Jersey
                                Fund, Inc.

Semi-Annual Report
May 31, 2005

MuniYield New Jersey Fund, Inc.

The Benefits and Risks of Leveraging

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of May 31, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 7.33%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2             MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005

A Letter From the President

Dear Shareholder

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product grew at an estimated 3.5% in the first quarter of 2005. The slowdown was not entirely unexpected given last year's healthy growth and the evolution of the economic cycle. The Federal Reserve Board -- with one eye firmly affixed on the economic indicators and the other on inflationary measures -- has increased the federal funds rate by 25 basis points (.25%) at each of its eight meetings since June 2004. At period-end, the target short-term interest rate stood at 3%.

U.S. equity markets ended 2004 in a strong rally, but have struggled to record meaningful gains in 2005. The potential for slowing economic and corporate earnings growth, as well as volatile energy prices, have intermittently hampered equity market progress. On the positive side, corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. In Asia, equities have continued to benefit from higher economic growth prospects and valuations that appear inexpensive relative to other parts of the world.

In the bond market, the yield curve flattening "conundrum" continued as short-term and long-term yields moved still closer together. Over the past year, the two-year Treasury yield increased 106 basis points while the 10-year Treasury yield declined 66 basis points. At May 31, 2005, the two-year Treasury note yielded 3.60% and the 10-year Treasury note yielded 4%. The falling long-term rates may be partly attributed to foreign interest in U.S. assets and increased issuance of short-term Treasury bonds to finance the federal deficit. Notably, the government is considering the reissuance of the 30-year Treasury, which was suspended in August 2001. This would allow the U.S. Treasury to adopt a more flexible approach to borrowing, while providing investors with another long-term fixed income option.

Amid these conditions, the major benchmarks posted six-month and 12-month returns as follows:

Total Returns as of May 31, 2005                                  6-month      12-month
=======================================================================================
U.S. equities (Standard & Poor's 500 Index)                        +2.42%       + 8.24%
---------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                       -2.10%       + 9.82%
---------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)    +1.81%       +14.62%
---------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                +2.90%       + 6.82%
---------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)     +3.51%       + 7.96%
---------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)     +0.60%       + 9.97%
---------------------------------------------------------------------------------------

While the environment is likely to remain somewhat challenging, we believe opportunities exist for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                Sincerely,


                                /s/ Robert C. Doll, Jr.

                                Robert C. Doll, Jr.
                                President and Director


              MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005            3

A Discussion With Your Fund's Portfolio Manager

      We continued to focus our investment further out on the municipal yield curve, a strategy that proved constructive as the curve flattened and long-term bonds outperformed short-term issues.

Describe the recent market environment relative to municipal bonds.

Amid significant volatility, long-term bond yields moved lower over the past six months as shorter-term yields increased. Yields on 30-year Treasury bonds declined 68 basis points (.68%) to 4.32%, while 10-year Treasury note yields declined 36 basis points to 4%. In the meantime, the Federal Reserve Board (the
Fed) continued to raise short-term interest rates at each of its meetings throughout the period, bringing the federal funds rate to 3% at period-end. As long-term rates fell while short-term rates moved in concert with the Fed rate hikes, the yield curve flattened.

In the tax-exempt market, yields on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 29 basis points to 4.78%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 50 basis points to 4.26%, while AAA-rated bonds maturing in 10 years saw their yields decline 17 basis points to 3.49%.

During the past six months, more than $186 billion in tax-exempt bonds was underwritten, an increase of 7.5% versus the same period a year earlier. Issuance so far in 2005 has been boosted by a more than 40% increase in refunding issues as municipalities sought to refinance existing higher-coupon debt. These refunding issues have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest cost of the refunding issue. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product has remained generally positive. According to statistics from the Investment Company Institute, through April 30, 2005, year-to-date net new cash flows into long-term municipal bond funds have exceeded $697 million. This represents a significant improvement from the $2.86 billion net outflow seen during the same four months in 2004.

Describe conditions in the State of New Jersey.

New Jersey has remained active in the debt market, reflecting the state's efforts to manage its fiscal challenges. Revenue collections for the first seven months of fiscal year 2005 (which ends June 30, 2005) fell short by $204 million. However, income tax revenue increased by 19.9% and sales tax by 4.2%, while corporate business tax decreased by 7.4%. On March 1, Acting Governor Richard Codey submitted his fiscal year 2006 budget recommendations. He proposed a budget of $27.4 billion, which was 2.2% less than the 2005 budget and relies much less on the use of one-time revenues. Proposed spending reductions include, among other things, $1.2 billion from eliminating and reducing New Jersey's property tax rebates for at least one year, and savings of approximately $600 million from reductions in government spending, including 500 job cuts. Further savings would be realized from freezing most direct state aid to municipalities and school districts at current levels.

On the revenue side, the budget proposal includes raising $275 million by extending the state's 6% sales tax to some goods and services that are currently tax-exempt, $500 million from asset sales, and $150 million from installing video slot machines at the Meadowlands. The budget proposal received positive responses from credit ratings agencies, prompting Moody's and Standard & Poor's to confirm their Aa3 and AA- ratings, respectively, on the state's debt.

New Jersey's unemployment rate is improving, according to U.S. Department of Labor Statistics. Most recently, the state's unemployment rate declined from 4.2% in April to 3.9% in May.

How did the Fund perform during the period?

For the six-month period ended May 31, 2005, the Common Stock of MuniYield New Jersey Fund, Inc. had net annualized yields of 5.93% and 6.25%, based on a period-end per share net asset value of $15.84 and a per share market price of $15.02, respectively, and $.468 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.21%, based on a change in per share net asset value from $15.25 to $15.84, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +6.54% average return of the Lipper New Jersey Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in New Jersey or a city in New Jersey.) Several factors contributed to Fund performance. Most notable was our yield curve positioning, which was designed to capitalize on what we expected would be a flattening yield curve. We moved a portion of bonds in the 10-year - 15-year


4             MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005
maturity range further out on the curve to the 20-year - 25-year area. Our strategy paid off, as the yield curve did flatten and shorter-term bonds significantly lagged longer-term issues. Also contributing to performance were our positions in zero-coupon, or capital appreciation, bonds, as well as the advance refunding of a portion of the Fund's holdings. Finally, bonds backed by tobacco revenues performed quite well, and we were able to participate in the gains enjoyed by this sector.

Detracting from performance, albeit not significantly, was our somewhat conservative investment strategy relative to some of our peers. Our focus on higher-quality, insured bonds prohibited us from taking fuller advantage of the spread compression trend that benefited lower-quality issues during the period. Still, we were able to outperform our Lipper average with a more moderate level of risk.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

As mentioned earlier, we focused on adding longer-dated bonds to the portfolio and selling some of our shorter-dated holdings. For the six-month period, issuance of long-term municipal bonds in New Jersey increased a remarkable 77% versus the same six months one year earlier. The significant increase in debt issuance was prompted by the state's need to close its budget gap and also reflected the state's efforts to aggressively refinance its debt in the low interest rate environment. The net result was that New Jersey municipal bonds cheapened on a relative basis. This presented us with sufficient opportunity to accomplish our restructuring goals.

For the six-month period ended May 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.77% for Series A, 1.66% for Series B and 1.77% for Series C. The Fund's borrowing costs moved somewhat higher during the period, predominately as a result of the Fed's continued interest rate hikes, but also reflecting seasonal (tax-time) factors as investors redeemed monies from their short-term tax-exempt investments to pay their tax liabilities. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 34.6% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The Fund ended the period relatively neutral with respect to interest rate risk. As a result, we would expect the Fund to perform, on average, similar to its benchmark in the months ahead. We maintain a high-quality portfolio. In fact, the Fund's average credit quality improved modestly during the period as spreads tightened, and we took profits on some of our low investment grade holdings, particularly bonds backed by tobacco revenues, which were among the market's best performers.

Overall, we do not anticipate any major changes in terms of portfolio composition or structure. We expect that New Jersey supply will remain robust as the state continues to refinance its debt, which should keep New Jersey bonds inexpensive on a relative basis.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

June 9, 2005


              MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005            5

Proxy Results

During the six-month period ended May 31, 2005, MuniYield New Jersey Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. A description of the proposals and number of shares voted were as follows:

                                                                     Shares Voted     Shares Withheld
                                                                          For           From Voting
-----------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Robert C. Doll, Jr.            7,483,126          176,507
                                        James H. Bodurtha              7,469,117          190,516
                                        Joe Grills                     7,470,573          189,060
                                        Roberta Cooper Ramo            7,464,667          194,966
                                        Stephen B. Swensrud            7,464,512          195,121
-----------------------------------------------------------------------------------------------------

                                                     Shares Voted    Shares Voted      Shares Voted
                                                          For           Against           Abstain
-----------------------------------------------------------------------------------------------------
2. To approve an amendment to the Fund's
   fundamental investment restriction.                 5,669,490        314,890           147,730
-----------------------------------------------------------------------------------------------------

During the six-month period ended May 31, 2005, MuniYield New Jersey Fund, Inc.'s Preferred Stock shareholders (Series A - C) voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. A description of the proposals and number of shares voted were as follows:

                                                                     Shares Voted     Shares Withheld
                                                                          For           From Voting
-----------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors: Robert C. Doll, Jr., James H.
   Bodurtha, Joe Grills, Herbert I. London, Roberta Cooper Ramo,
   Robert S. Salomon, Jr. and Stephen B. Swensrud                        2,509              56
-----------------------------------------------------------------------------------------------------

                                                     Shares Voted    Shares Voted      Shares Voted
                                                          For           Against           Abstain
-----------------------------------------------------------------------------------------------------
2. To approve an amendment to the Fund's
   fundamental investment restriction.                   3,973            445               136
-----------------------------------------------------------------------------------------------------

Portfolio Information as of May 31, 2005

                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................                67.5%
AA/Aa ...................................................                 3.9
A/A .....................................................                 8.3
BBB/Baa .................................................                17.7
B/B .....................................................                 0.7
NR (Not Rated) ..........................................                 1.4
Other* ..................................................                 0.5
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.


6             MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005

Schedule of Investments                                           (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                       Value
===================================================================================================================================
New Jersey--139.7%
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 1,000     Burlington County, New Jersey, Bridge Commission Revenue Bonds (Governmental
                                      Leasing Program), 5.25% due 8/15/2020                                               $   1,085
                          ---------------------------------------------------------------------------------------------------------
                            1,500     Delaware River and Bay Authority Revenue Bonds, 5% due 1/01/2033 (d)                    1,583
                          ---------------------------------------------------------------------------------------------------------
                                      Delaware River Joint Toll Bridge Commission, Pennsylvania and New Jersey, Bridge
                                      Revenue Refunding Bonds:
                            2,010          5% due 7/01/2021                                                                   2,136
                            3,645          5% due 7/01/2028                                                                   3,812
                          ---------------------------------------------------------------------------------------------------------
                            3,930     Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds, RIB,
                                      Series 396, 8.743% due 1/01/2019 (c)(i)                                                 4,828
                          ---------------------------------------------------------------------------------------------------------
                            2,620     Essex County, New Jersey, Improvement Authority Revenue Bonds, Series A, 5%
                                      due 10/01/2028 (b)                                                                      2,777
                          ---------------------------------------------------------------------------------------------------------
                                      Garden State Preservation Trust of New Jersey, Capital Appreciation Revenue Bonds,
                                      Series B (c):
                            6,860          5.12%** due 11/01/2023                                                             3,056
                            4,540          5.25%** due 11/01/2028                                                             1,565
                          ---------------------------------------------------------------------------------------------------------
                                      Garden State Preservation Trust of New Jersey, Open Space and Farmland
                                      Preservation Revenue Bonds, Series A (c):
                            4,300          5.80% due 11/01/2022                                                               4,914
                            5,460          5.75% due 11/01/2028                                                               6,678
                          ---------------------------------------------------------------------------------------------------------
                                      Gloucester County, New Jersey, Improvement Authority, Solid Waste Resource
                                      Recovery, Revenue Refunding Bonds (Waste Management Inc. Project):
                            1,180          AMT, Series B, 7% due 12/01/2029                                                   1,318
                            2,000          Series A, 6.85% due 12/01/2029                                                     2,249
                          ---------------------------------------------------------------------------------------------------------
                            1,500     Hudson County, New Jersey, COP, Refunding, 6.25% due 12/01/2016 (d)                     1,837
                          ---------------------------------------------------------------------------------------------------------
                           13,950     Hudson County, New Jersey, Improvement Authority, Facility Lease Revenue Refunding
                                      Bonds (Hudson County Lease Project), 5.375% due 10/01/2024 (b)                         14,908
                          ---------------------------------------------------------------------------------------------------------
                                      Jackson Township, New Jersey, School District, GO (b):
                            3,090          5% due 4/15/2018                                                                   3,332
                            3,750          5% due 4/15/2019                                                                   4,043
                          ---------------------------------------------------------------------------------------------------------
                                      Middlesex County, New Jersey, Improvement Authority, County-Guaranteed Revenue
                                      Bonds (Golf Course Projects):
                            1,455          5.25% due 6/01/2022                                                                1,603
                            3,050          5% due 6/01/2029                                                                   3,248
                          ---------------------------------------------------------------------------------------------------------
                                      Middlesex County, New Jersey, Improvement Authority, Senior Revenue Bonds
                                      (Heldrich Center Hotel/Conference Project), Series A:
                              970          5% due 1/01/2020                                                                     975
                              480          5% due 1/01/2032                                                                     477
                              725          5.125% due 1/01/2037                                                                 726
                          ---------------------------------------------------------------------------------------------------------
                            1,500     Middlesex County, New Jersey, Pollution Control Financing Authority, Revenue
                                      Refunding Bonds (Amerada Hess Corporation), 6.05% due 9/15/2034                         1,609
                          ---------------------------------------------------------------------------------------------------------
                                      Monmouth County, New Jersey, Improvement Authority, Governmental Loan Revenue
                                      Refunding Bonds (a):
                            2,235          5% due 12/01/2015                                                                  2,421
                            2,345          5% due 12/01/2016                                                                  2,540
                          ---------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
M/F        Multi-Family
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes


              MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005            7

Schedule of Investments (continued)                               (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                       Value
===================================================================================================================================
New Jersey (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                      New Jersey EDA, Cigarette Tax Revenue Bonds:
                          $ 1,720          5.625% due 6/15/2019                                                           $   1,853
                            1,275          5.75% due 6/15/2029                                                                1,378
                              370          5.50% due 6/15/2031                                                                  390
                              755          5.75% due 6/15/2034                                                                  808
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey EDA, EDR (Masonic Charity Foundation of New Jersey):
                              600          5.25% due 6/01/2024                                                                  647
                              685          5.25% due 6/01/2032                                                                  738
                          ---------------------------------------------------------------------------------------------------------
                            1,500     New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village), Series C,
                                      5.50% due 1/01/2028                                                                     1,518
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey EDA, First Mortgage Revenue Refunding Bonds:
                            1,250          (Fellowship Village), Series A, 5.50% due 1/01/2018                                1,277
                            3,500          (Fellowship Village), Series A, 5.50% due 1/01/2025                                3,545
                            2,500          (The Winchester Gardens at Ward Homestead Project), Series A, 5.75%
                                           due 11/01/2024                                                                     2,664
                            2,000          (The Winchester Gardens at Ward Homestead Project), Series A, 5.80%
                                           due 11/01/2031                                                                     2,109
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A (d):
                           14,000          5.25% due 7/01/2033                                                               15,277
                            2,870          5% due 7/01/2034                                                                   3,048
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey EDA, Revenue Bonds:
                              400          (Department of Human Services), 5% due 7/01/2011                                     434
                              220          (Department of Human Services), 5% due 7/01/2012                                     239
                            3,850          (Saint Barnabas Project), Series A, 6.30%** due 7/01/2024 (d)                      1,628
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey EDA, School Facilities Construction Revenue Bonds:
                            2,095          Series I, 5% due 9/01/2014 (g)                                                     2,330
                            5,800          Series L, 5% due 3/01/2030 (c)                                                     6,196
                          ---------------------------------------------------------------------------------------------------------
                            1,500     New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds (Waste Management
                                      Inc.), AMT, Series A, 4.50% due 6/01/2015                                               1,500
                          ---------------------------------------------------------------------------------------------------------
                            6,670     New Jersey EDA, Water Facilities Revenue Bonds (New Jersey-American Water Company,
                                      Inc. Project), Series A, 6.875% due 11/01/2034 (b)                                      6,824
                          ---------------------------------------------------------------------------------------------------------
                            1,400     New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of New
                                      Jersey Inc. Project), VRDN, Series A, 2.90% due 11/01/2026 (a)(h)                       1,400
                          ---------------------------------------------------------------------------------------------------------
                            5,975     New Jersey Environmental Infrastructure Trust Revenue Bonds (Environmental
                                      Infrastructure), Series A, 5.25% due 9/01/2017                                          6,564
                          ---------------------------------------------------------------------------------------------------------
                            1,100     New Jersey Health Care Facilities Financing Authority, Health System Revenue Bonds
                                      (Catholic Health East), Series A, 5.375% due 11/15/2033                                 1,149
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                            2,345          (Pascack Valley Hospital Association), 6.625% due 7/01/2036                        2,342
                            4,000          (Robert Wood Johnson University), 5.70% due 7/01/2020 (a)                          4,399
                            1,875          (Somerset Medical Center), 5.50% due 7/01/2033                                     1,929
                            6,640          (South Jersey Hospital), 6% due 7/01/2026                                          7,213
                            2,000          (Southern Ocean County Hospital), 5.125% due 7/01/2031 (f)                         2,124
                            4,200          (Southern Ocean County Hospital), Series A, 6.25% due 7/01/2023                    4,206
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
                            1,020          (Atlantic City Medical Center), 6.25% due 7/01/2017                                1,168
                            2,185          (Atlantic City Medical Center), 5.75% due 7/01/2025                                2,374
                            1,650          (Capital Health System Inc.), Series A, 5.75% due 7/01/2023                        1,792
                            5,500          (Holy Name Hospital), 6% due 7/01/2025                                             5,756
                            1,500          (Meridian Health System Obligation Group), 5.25% due 7/01/2019 (c)                 1,617
                            2,250          (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (c)                2,421
                            2,195          (Meridian Health System Obligation Group), 5.25% due 7/01/2029 (c)                 2,350
                          ---------------------------------------------------------------------------------------------------------
                            4,150     New Jersey State Educational Facilities Authority, Higher Education, Capital
                                      Improvement Revenue Bonds, Series A, 5.125% due 9/01/2022 (a)                           4,474
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey State Educational Facilities Authority Revenue Bonds:
                              985          (Bloomfield College), Series A, 6.85% due 7/01/2030                                1,006
                            2,000          (Georgian Court College Project), Series C, 6.50% due 7/01/2033                    2,282
                            2,165          (Rowan University), Series C, 5.125% due 7/01/2028 (d)                             2,328
                            1,955          (Rowan University), Series C, 5% due 7/01/2034 (d)                                 2,077


8             MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005

Schedule of Investments (continued)                               (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                       Value
===================================================================================================================================
New Jersey (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                                      New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
                          $ 5,305          (Montclair State University), Series L, 5% due 7/01/2034 (d)                   $   5,635
                            3,870          (Princeton Theological Seminary), 5% due 7/01/2026                                 4,121
                            3,100          (Princeton University), Series A, 5% due 7/01/2030                                 3,339
                            3,725          (Princeton University), Series E, 5% due 7/01/2013 (g)                             4,143
                            1,000          (Rider University), 5% due 7/01/2017 (f)                                           1,060
                            1,255          (Rider University), Series A, 5.50% due 7/01/2023 (f)                              1,379
                            1,450          (Rider University), Series A, 5.25% due 7/01/2034 (f)                              1,565
                              865          (Rowan University), 4.50% due 7/01/2027 (a)                                          875
                            1,515          (William Paterson University), Series E, 5.25% due 7/01/2018 (j)                   1,668
                            1,595          (William Paterson University), Series E, 5.25% due 7/01/2019 (j)                   1,756
                            1,680          (William Paterson University), Series E, 5.25% due 7/01/2020 (j)                   1,828
                          ---------------------------------------------------------------------------------------------------------
                            5,855     New Jersey State Higher Education Assistance Authority, Student Loan Revenue
                                      Bonds, AMT, Series A, 5.30% due 6/01/2017 (a)                                           6,025
                          ---------------------------------------------------------------------------------------------------------
                            2,500     New Jersey State Highway Authority, Garden State Parkway General Revenue Refunding
                                      Bonds, 5.625% due 1/01/2010 (g)                                                         2,797
                          ---------------------------------------------------------------------------------------------------------
                            7,175     New Jersey State Housing and Mortgage Financing Agency, Capital Fund Program
                                      Revenue Bonds, Series A, 4.70% due 11/01/2025 (c)                                       7,329
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                                      AMT (d):
                            5,350          Series CC, 5.80% due 10/01/2020                                                    5,644
                            3,335          Series U, 5.60% due 10/01/2012                                                     3,480
                          ---------------------------------------------------------------------------------------------------------
                            1,650     New Jersey State Housing and Mortgage Financing Agency, M/F Revenue Bonds, Series
                                      D, 4.60% due 11/01/2025 (b)                                                             1,664
                          ---------------------------------------------------------------------------------------------------------
                            3,620     New Jersey State Transit Corporation, COP (Federal Transit Administration Grants),
                                      Series B, 5.75% due 9/15/2014                                                           4,068
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey State Transportation Trust Fund Authority, Transportation System
                                      Revenue Refunding Bonds, Series B (d):
                            4,735          5.50% due 12/15/2015                                                               5,470
                            5,865          5.50% due 12/15/2021                                                               6,906
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey State Turnpike Authority, Turnpike Revenue Bonds:
                            4,870          Series B, 5.15%** due 1/01/2035 (a)                                                3,154
                              200          VRDN, Series C-3, 2.95% due 1/01/2024 (c)(h)                                         200
                          ---------------------------------------------------------------------------------------------------------
                            5,000     New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds, Series A,
                                      5.75% due 1/01/2010 (d)(g)                                                              5,578
                          ---------------------------------------------------------------------------------------------------------
                            5,000     Port Authority of New York and New Jersey, Consolidated Revenue Bonds, 93rd
                                      Series, 6.125% due 6/01/2094                                                            6,110
                          ---------------------------------------------------------------------------------------------------------
                            4,435     Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts, AMT,
                                      Class R, Series 10, 8.492% due 1/15/2017 (c)(i)                                         4,881
                          ---------------------------------------------------------------------------------------------------------
                            5,300     Port Authority of New York and New Jersey, Revenue Refunding Bonds, DRIVERS, AMT,
                                      Series 153, 7.215% due 9/15/2012 (b)(i)                                                 5,657
                          ---------------------------------------------------------------------------------------------------------
                            2,000     Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (JFK
                                      International Air Terminal), AMT, Series 6, 5.75% due 12/01/2022 (d)                    2,151
                          ---------------------------------------------------------------------------------------------------------
                                      South Jersey Port Corporation of New Jersey, Revenue Refunding Bonds:
                            4,280          4.75% due 1/01/2018                                                                4,451
                            2,485          4.85% due 1/01/2019                                                                2,590
                            2,000          5% due 1/01/2020                                                                   2,115
                          ---------------------------------------------------------------------------------------------------------
                            4,480     Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue
                                      Bonds, 5.75% due 6/01/2032                                                              4,531
                          ---------------------------------------------------------------------------------------------------------
                            3,010     Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds, 7%
                                      due 6/01/2041                                                                           3,334
                          ---------------------------------------------------------------------------------------------------------
                                      Union County, New Jersey, Utilities Authority, Senior Lease Revenue Refunding
                                      Bonds (Ogden Martin System of Union, Inc.), AMT, Series A (a):
                            1,585          5.375% due 6/01/2017                                                               1,667
                            1,175          5.375% due 6/01/2018                                                               1,236
                          ---------------------------------------------------------------------------------------------------------
                                      University of Medicine and Dentistry, New Jersey, Revenue Bonds, Series A (a):
                              945          5.50% due 12/01/2018                                                               1,062
                            1,900          5.50% due 12/01/2019                                                               2,135
                            1,870          5.50% due 12/01/2020                                                               2,078
                            1,435          5.50% due 12/01/2021                                                               1,595
                          ---------------------------------------------------------------------------------------------------------


              MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005            9

Schedule of Investments (concluded)                               (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                       Value
===================================================================================================================================
Puerto Rico--8.1%
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 3,300     Puerto Rico Electric Power Authority, Power Revenue Bonds, Series RR, 5%
                                      due 7/01/2028 (e)                                                                   $   3,538
                          ---------------------------------------------------------------------------------------------------------
                            2,500     Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series PP,
                                      5% due 7/01/2025 (b)                                                                    2,687
                          ---------------------------------------------------------------------------------------------------------
                            1,900     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                                      Facilities Revenue Bonds (Cogeneration Facility--AES Puerto Rico Project), AMT,
                                      6.625% due 6/01/2026                                                                    2,064
                          ---------------------------------------------------------------------------------------------------------
                            8,750     Puerto Rico Public Buildings Authority Revenue Bonds, DRIVERS, Series 211, 7.241%
                                      due 7/01/2021 (d)(i)                                                                    9,852

===================================================================================================================================
U.S. Virgin Islands--2.7%
-----------------------------------------------------------------------------------------------------------------------------------

                            3,500     Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa
                                      Coker Project), AMT, 6.50% due 7/01/2021                                                3,980
                          ---------------------------------------------------------------------------------------------------------
                            1,900     Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds
                                      (Hovensa Refinery), AMT, 5.875% due 7/01/2022                                           2,055
                          =========================================================================================================
                          Total Investments (Cost--$315,302*)--150.5%                                                       338,547

                          Other Assets Less Liabilities--2.4%                                                                 5,408

                          Preferred Stock, at Redemption Value--(52.9%)                                                    (119,046)
                                                                                                                          ---------
                          Net Assets Applicable to Common Stock--100.0%                                                   $ 224,909
                                                                                                                          =========

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2005, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ...............................................   $314,984
                                                                       ========
      Gross unrealized appreciation ................................   $ 23,743
      Gross unrealized depreciation ................................       (180)
                                                                       --------
      Net unrealized appreciation ..................................   $ 23,563
                                                                       ========


** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   CIFG Insured.
(f)   Radian Insured.
(g)   Prerefunded.
(h) Security may have a maturity of more than one year at the time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(j)   XL Capital Insured.

      Forward interest rate swaps outstanding as of May 31, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                         Notional   Unrealized
                                                          Amount   Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to
      7-Day Bond Market Association
      Municipal Swap Index Rate and pay
      a fixed rate of 3.82%

      Broker, JPMorgan Chase Bank
      Expires November 2018                              $ 2,510          $ (57)

      Receive a variable rate equal to
      7-Day Bond Market Association
      Municipal Swap Index Rate and pay
      a fixed rate of 4.042%

      Broker, JPMorgan Chase Bank
      Expires August 2026                                $ 5,310           (178)
      --------------------------------------------------------------------------
      Total                                                               $(235)
                                                                          =====

      Financial futures contracts sold as of May 31, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                       Expiration        Face         Unrealized
      Contracts         Issue            Date           Value       Depreciation
      --------------------------------------------------------------------------
      350           10-Year U.S.       September
                    Treasury Future      2005          $39,319            $(324)
      --------------------------------------------------------------------------

      Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund                 $(9,631)         $   4
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


10            MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005

Statement of Net Assets

As of May 31, 2005
====================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$315,301,921) .........................                      $ 338,547,179
                       Cash .....................................................                            117,686
                       Receivables:
                          Securities sold .......................................    $  11,760,838
                          Interest ..............................................        5,946,230        17,707,068
                                                                                     -------------
                       Prepaid expenses and other assets ........................                             27,485
                                                                                                       -------------
                       Total assets .............................................                        356,399,418
                                                                                                       -------------
====================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ...                            234,920
                       Payables:
                          Securities purchased ..................................       11,669,341
                          Variation margin ......................................          202,344
                          Dividends to Common Stock shareholders ................          174,036
                          Investment adviser ....................................          107,970
                          Other affiliates ......................................            1,783        12,155,474
                                                                                     -------------
                       Accrued expenses .........................................                             54,041
                                                                                                       -------------
                       Total liabilities ........................................                         12,444,435
                                                                                                       -------------
====================================================================================================================
Preferred Stock
--------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.05 per
                        share on Series A Shares and Series B Shares and $.10 per
                        share on Series C Shares (2,400 Series A Shares, 1,500
                        Series B Shares and 860 Series C Shares of AMPS*
                        authorized, issued and outstanding at $25,000 per share
                        liquidation preference) .................................                        119,046,113
                                                                                                       -------------
====================================================================================================================
Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ....................                      $ 224,908,870
                                                                                                       =============
====================================================================================================================
Analysis of Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (14,203,242 shares
                        issued and outstanding) .................................                      $   1,420,324
                       Paid-in capital in excess of par .........................                        203,961,864
                       Undistributed investment income--net .....................    $   2,053,196
                       Accumulated realized capital losses--net .................       (5,213,219)
                       Unrealized appreciation--net .............................       22,686,705
                                                                                     -------------
                       Total accumulated earnings--net ..........................                         19,526,682
                                                                                                       -------------
                       Total--Equivalent to $15.84 net asset value per share of
                        Common Stock (market price--$15.02) .....................                      $ 224,908,870
                                                                                                       =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


              MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005           11

Statement of Operations

For the Six Months Ended May 31, 2005
====================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------
                       Interest .................................................                      $   8,330,970
                       Dividends from affiliates ................................                              4,148
                                                                                                       -------------
                       Total income .............................................                          8,335,118
                                                                                                       -------------
====================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .................................    $     850,210
                       Commission fees ..........................................          148,534
                       Accounting services ......................................           62,060
                       Transfer agent fees ......................................           32,806
                       Professional fees ........................................           27,650
                       Printing and shareholder reports .........................           19,875
                       Custodian fees ...........................................           10,989
                       Directors' fees and expenses .............................            9,837
                       Listing fees .............................................            9,403
                       Pricing fees .............................................            8,116
                       Other ....................................................           24,321
                                                                                     -------------
                       Total expenses before reimbursement ......................        1,203,801
                       Reimbursement of expenses ................................           (2,036)
                                                                                     -------------
                       Total expenses after reimbursement .......................                          1,201,765
                                                                                                       -------------
                       Investment income--net ...................................                          7,133,353
                                                                                                       -------------
====================================================================================================================
Realized & Unrealized Gain (Loss)--Net
--------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net ......................................        4,446,968
                          Futures contracts and forward interest rate swaps--net           500,361         4,947,329
                                                                                     -------------
                       Change in unrealized appreciation/depreciation--net:
                          Investments--net ......................................        4,672,567
                          Futures contracts and forward interest rate swaps--net          (757,688)        3,914,879
                                                                                     -------------------------------
                       Total realized and unrealized gain--net ..................                          8,862,208
                                                                                                       -------------
====================================================================================================================
Dividends to Preferred Stock Shareholders
--------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...................................                         (1,029,330)
                                                                                                       -------------
                       Net Increase in Net Assets Resulting from Operations .....                      $  14,966,231
                                                                                                       =============

      See Notes to Financial Statements.


12            MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005

Statements of Changes in Net Assets

                                                                                       For the Six         For the
                                                                                      Months Ended       Year Ended
                                                                                         May 31,        November 30,
Increase (Decrease) in Net Assets:                                                        2005              2004
====================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...................................    $   7,133,353     $  15,052,816
                       Realized gain--net .......................................        4,947,329           246,967
                       Change in unrealized appreciation/depreciation--net ......        3,914,879        (2,269,091)
                       Dividends to Preferred Stock shareholders ................       (1,029,330)       (1,074,596)
                                                                                     -------------------------------
                       Net increase in net assets resulting from operations .....       14,966,231        11,956,096
                                                                                     -------------------------------
====================================================================================================================
Dividends to Common Stock Shareholders
--------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...................................       (6,675,524)      (13,635,112)
                                                                                     -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders ...............................       (6,675,524)      (13,635,112)
                                                                                     -------------------------------
====================================================================================================================
Capital Stock Transactions
--------------------------------------------------------------------------------------------------------------------
                       Offering and underwriting costs resulting from issuance
                        of Preferred Stock ......................................               --          (344,974)
                                                                                     -------------------------------
====================================================================================================================
Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to
                        Common Stock ............................................        8,290,707        (2,023,990)
                       Beginning of period ......................................      216,618,163       218,642,153
                                                                                     -------------------------------
                       End of period* ...........................................    $ 224,908,870     $ 216,618,163
                                                                                     ===============================
                          * Undistributed investment income--net ................    $   2,053,196     $   2,624,697
                                                                                     ===============================

      See Notes to Financial Statements.


              MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005           13

Financial Highlights

                                                                For the Six
                                                               Months Ended          For the Year Ended November 30,
The following per share data and ratios have been derived         May 31,   -------------------------------------------------
from information provided in the financial statements.             2005         2004         2003         2002         2001
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
                     Net asset value, beginning of period .    $    15.25   $    15.39   $    14.84   $    14.78   $    13.99
                                                               --------------------------------------------------------------
                     Investment income--net ...............           .50++       1.06++       1.05++       1.06         1.08
                     Realized and unrealized gain
                      (loss)--net .........................           .63         (.14)         .52          .05          .78
                     Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net ............          (.07)        (.08)        (.06)        (.09)        (.20)
                        Realized gain--net ................            --           --           --          --+           --
                                                               --------------------------------------------------------------
                     Total from investment operations .....          1.06          .84         1.51         1.02         1.66
                                                               --------------------------------------------------------------
                     Less dividends and distributions to
                      Common Stock shareholders:
                        Investment income--net ............          (.47)        (.96)        (.96)        (.96)        (.87)
                        Realized gain--net ................            --           --           --          --+           --
                                                               --------------------------------------------------------------
                     Total dividends and distributions to
                      Common Stock shareholders ...........          (.47)        (.96)        (.96)        (.96)        (.87)
                                                               --------------------------------------------------------------
                     Offering and underwriting costs
                      resulting from the issuance of
                      Preferred Stock .....................            --         (.02)          --           --           --
                                                               --------------------------------------------------------------
                     Net asset value, end of period .......    $    15.84   $    15.25   $    15.39   $    14.84   $    14.78
                                                               ==============================================================
                     Market price per share, end of period     $    15.02   $    14.73   $    14.34   $    14.07   $    14.41
                                                               ==============================================================
=============================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------
                     Based on net asset value per share ...          7.21%@       5.84%       10.81%        7.22%       12.20%
                                                               ==============================================================
                     Based on market price per share ......          5.25%@       9.72%        8.90%        4.27%       19.45%
                                                               ==============================================================
=============================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                     Expenses, net of reimbursement*** ....          1.09%*       1.02%        1.02%        1.05%        1.06%
                                                               ==============================================================
                     Total expenses*** ....................          1.09%*       1.03%        1.02%        1.05%        1.06%
                                                               ==============================================================
                     Total investment income--net*** ......          6.44%*       6.94%        6.94%        7.06%        7.26%
                                                               ==============================================================
                     Amount of dividends to Preferred
                      Stock shareholders ..................           .93%*        .50%         .40%         .58%        1.33%
                                                               ==============================================================
                     Investment income--net, to Common
                      Stock shareholders ..................          5.51%*       6.44%        6.54%        6.48%        5.93%
                                                               ==============================================================
=============================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------
                     Dividends to Preferred Stock
                      shareholders ........................          1.73%*       1.04%         .89%        1.25%        2.84%
                                                               ==============================================================


14            MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005

Financial Highlights (concluded)

                                                               For the Six
                                                               Months Ended          For the Year Ended November 30,
The following per share data and ratios have been derived         May 31,   -------------------------------------------------
from information provided in the financial statements.             2005         2004         2003         2002         2001
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
                     Net assets applicable to Common Stock,
                      end of period (in thousands) ........    $  224,909   $  216,618   $  218,642   $  210,727   $  209,617
                                                               ==============================================================
                     Preferred Stock outstanding, end of
                      period (in thousands) ...............    $  119,000   $  119,000   $   97,500   $   97,500   $   97,500
                                                               ==============================================================
                     Portfolio turnover ...................         26.23%       15.35%       28.93%       41.47%       52.03%
                                                               ==============================================================
=============================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------
                     Asset coverage per $1,000 ............    $    2,890   $    2,820   $    3,242   $    3,161   $    3,150
                                                               ==============================================================
=============================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------
                     Series A--Investment income--net .....    $      220   $      259   $      225   $      325   $      723
                                                               ==============================================================
                     Series B--Investment income--net .....    $      207   $      250   $      219   $      292   $      702
                                                               ==============================================================
                     Series C@@--Investment income--net ...    $      221   $       91           --           --           --
                                                               ==============================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.
@@    Series C was issued on August 23, 2004.

      See Notes to Financial Statements.


              MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005           15

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on the exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


16            MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005

Notes to Financial Statements (concluded)

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs -- Direct expenses related to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the CMA New Jersey Municipal Money Fund. For the six months ended May 31, 2005, FAM reimbursed the Fund in the amount of $2,036.

For the six months ended May 31, 2005, the Fund reimbursed FAM $3,796 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2005 were $89,163,068 and $91,236,572, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share for Series A and Series B and $.10 per share for Series C and a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at May 31, 2005 were as follows: Series A, 2.35%, Series B, 2.65% and Series C, 2.45%.

Shares issued and outstanding during the six months ended May 31, 2005 remained constant. Shares issued and outstanding during the year ended November 30, 2004 increased by 860 shares from the issuance of an additional series of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended May 31, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $80,105 as commissions.

5. Capital Loss Carryforward:

On November 30, 2004, the Fund had a net capital loss carryforward of $8,187,904 of which $1,092,188 expires in 2007, $6,856,160 expires in 2008 and $239,556 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.078000 per share on June 29, 2005 to shareholders of record on June 14, 2005.


              MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005           17

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MYJ

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


18            MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


              MUNIYIELD NEW JERSEY FUND, INC.          MAY 31, 2005           19

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniYield New Jersey Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniYield New Jersey Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #16381 -- 5/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniYield New Jersey Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniYield New Jersey Fund, Inc.

Date: July 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniYield New Jersey Fund, Inc.

Date: July 15, 2005


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniYield New Jersey Fund, Inc.

Date: July 15, 2005